Exhibit 99.1

NASDAQ:VRME September 2020 Advanced Brand Protection Solutions Investor Presentation © 2020

FORWARD LOOKING STATEMENTS Forward Looking Statements In addition to historical information, this presentation contains statements relating to the future business, financial performance and future events or developments, strategy, projected costs, prospects, plans, objectives of management and future operations, future revenue, and expected market growth of VerifyMe, Inc . (“VerifyMe,” the “Company,” “we,” or “us”) that may constitute “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . The words "believe," "may,” “estimate," "continue," "anticipate," "intend," "should," "plan," "could," "target," "potential," "is likely," "will," "expect" and similar expressions, as they relate to us, are intended to identify forward - looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs . Important factors that could cause actual results to differ from those in the forward - looking statements include our ability to continue as a going concern and history of losses, our ability to obtain additional financing, the impact of the COVID - 19 pandemic, intellectual property litigation, the successful development of our sales and marketing capabilities, our ability to retain key management personnel, our ability to work with partners in selling our technologies to businesses, production difficulties, our inability to enter into contracts and arrangements with future partners, issues which may affect the reluctance of companies to change their purchasing of products, acceptance of our technologies, and the efficiency of our authenticators in the field . More detailed information about these factors may be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10 - K for the year ended December 31 , 2019 and the Quarterly Report on Form 10 - Q for the three months ended June 30 , 2020 . The statements made herein speak only as of the date of this presentation . The Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . The Company undertakes no obligation to update or revise its forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by law . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . Confidential This presentation is strictly confidential and may not be distributed to any other person, and may not be reproduced or published, in whole or in part, in any form . Failure to comply with this restriction may constitute a violation of applicable laws . 2 © 2020

© 2020 Financial and Equity Snapshot Exchange/Ticker: NASDAQ: VRME Stock Price ( 8 / 25 / 20 ) : $ 4 . 15 Shares Outstanding : 5 . 6 Million Market Cap : $ 23 million Cash Balance : $ 9 . 6 million Debt : $ 0 Revenues (TTM as of 6 / 30 / 20 ) : $ 325 , 000 ; 110 % growth year - over - year Average Daily Volume : 105 , 000 shares Insider Ownership : 25% 3

1. Solving Global Counterfeiting Problem • FBI: "Crime of the 21rst Century" • IMF: "$2.2 Trillion by 2022" • WHO: "10s of Thousands Dying" 2. Technology • Safe, Practical, Highly Effective, Affordable and Easily Implemented • 11 US and European Patents • Scalable – Revenue Potential - Pipeline 3. Execution • Experienced Management • Fortune 500 Board Of Directors • Major Multi - Billion Clients 4. Strategic Partners • Hewlett - Packard (NYSE:HPQ) • Micro Focus (NASDAQ:MFGP) 5. Fragmented Industry – Consolidation 4 Investment Highlights 4

VerifyMe, Inc. – A Technology Solutions Provider A technology solutions provider specializing in brand protection functions such as counterfeit prevention, authentication, serialization, track and trace features for labels, packaging and products. Using a beeper or smartphone, our products can authenticate and provide data on products and users. RainbowSecure ® technology • Rare earth material used to imbed invisible images that can only be revealed with special calibrated laser devices capable of fluorescing, decoding and verifying our technology • Particularly well - suited, among other things, for labels, packaging, textiles, plastics and metal products VeriPAS ™ serialization • Track and trace software, covertly and overtly serializes products to track a product’s “life cycle” for brand owners VerifyMe ® as Authentic™ labels • Dual - purpose pre - printed labels with a visible serialized QR code for consumer smart phone scanning authentication. © 2020 5

Management & Board of Directors 6 Patrick White President, Chief Executive Officer and Director BS Accounting & MBA – Rochester Institute of Technology • Over 25 years in the security printing and identification industry • Founded Document Security Systems, Inc. (NYSE: DSS) in 2002 and served as its CEO and a director from Aug. 2002 to Dec. 2012 • Member of the U.S. Secret Services, Document Security Alliance – tasked with recommending security technologies to protect the vital records of the U.S.A. • Has made technology presentations all over the world and appeared with Liz Claman on her show “Closing Bell” on the Fox Business News • Named inventor for 4 US Patents in Security Printing Keith Goldstein Acting Chief Operating Officer BS - Business Administration – Boston University and CPA • Over 25 years’ of experience in strategic, operational and financial management across a variety of industries • Manager and principal of POC Advisory Group, LLC, which provides business advisory services to the Company, since May 2017 • Former CEO of ABCorp ., North America, a supplier of secure payment, retail and identification cards, vital record and transaction documents, systems and services to governments and financial institutions, from 2011 until Apr. 2017 © 2020 Margaret Gezerlis, ACCA Chief Financial Officer • Over 10 years’ of experience in “Big 4” public accounting firms as well as private and publicly listed companies • Holds an international accounting qualification from the Association of Chartered Certified Accountants (ACCA) • Former employee of the CFO Squad LLC from Feb. 2018 until Nov. 2018 • Over 25 years’ of experience in the technology industry • Former Chief Information Officer at VEEDIMS, LLC, an Internet of Things technology company specializing in data collection and distribution in the aerospace and marine industries • Co - inventor on a number of patents and created the technology behind VerifyMe ™ Sandy Fliderman Chief Technology Officer Dr. Arthur Laffer Founder and Chairman of Laffer Associates, director of NexPoint Residential Trust Inc. ( NYSE:NXRT ) and NexPoint Real Estate Finance Inc. ( NYSE:NREF ), and recipient of Presidential Medal of Freedom Patrick White President and CEO of VerifyMe™/Founder of Document Security Systems, Inc. ( NYSE:DSS ) Norman Gardner, Chairman of the Board Founder of and consultant to VerifyMe™ Chris Gardner American entrepreneur and private equity investor, and international best - selling author and award - winning film producer of “The Pursuit of Happyness ” Marshall Geller Former Managing Partner of Bear Sterns and founder of St. Cloud Capital, a private equity fund Howard Goldberg Former CEO of Player’s International and one of the top corporate lawyers in the country. Scott Greenberg COB of GP Strategies (NYSE:GPX)

VerifyMe™ - Strategic Partners

HP Indigo

- 5 year contract – renewed upon mutual agreement of the parties
- Ink canisters with RainbowSecure® mounted into digital HP Indigo presses
- Global sales force trained with RainbowSecure®
- Used in Customer Experience Centers (Alpharetta, GA, Singapore, Tel Aviv and Barcelona, Spain)

MICRO FOCUS Platinum Partner

- One of the largest pure-play software companies[1]
- Supports VeriPAS™
- Software app support

s-one LP

- Provides global infrastructure
- Help desk support
- Sales and marketing
- Warehousing
- Billing

INX

- One of the largest ink companies
- Creating inkjet heads for RainbowSecure® invisible ink
- Expected to expand market for RainbowSecure® technology

1. https://www.microfocus.com/about/press-room/article/2017/micro-focus-completes-merger-with-hpe-software/

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© 2020 VerifyMe

How RainbowSecure ® Works with HP Indigo 8 ® © 2020

VerifyMe™ - Products and Solutions 9 VerifyMe™ has a portfolio of brand protection solutions VerifyMe ™ Beeper RainbowSecure ® Invisible QR Codes VeriPAS ™ Track and Trace Software Data Brand Owners Monitor/Control Products Life Cycle Smart Phone Authenticator Consumer/Investigator Product Authentication Amazon VerifyMe ® as “Authentic” ™ Labels © 2020

How VeriPAS ™ Works 10 VeriPAS ™ tracks events across the product’s lifecycle/supply chain to point of use by consumers and delivers business value through robust intelligence. Serialization Unit – Carton – Pallet Aggregation Supply Chain Track & Trace Complete visibility Retail & Consumer Authentication & Consumer Engagement Robust Business Intelligence 01. 02. 03. VeriPAS ™ puts the data to work via client configured operation controls (alerts, reports, dashboards) specific to the clients use case, business problem and challenge. © 2020

Units are serialized, scanned, and associated with case packs, pallets, and shipping containers. Unit Serialization Code Case Tracking Code Pallet Tracking Code Shipping Container Code T123498763456 Manufacturing – finished goods VeriPAS ™ Serialization 11 Aggregation: Units are serialized, scanned, and associated with case packs. Case packs are associated with Pallets. Pallets are associated with shipping containers. Tracking: Shipping containers are tracked worldwide and upon receipt at customer center, a single code inside the container door is scanned to receive all products within the container. © 2020

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13 Brand Owner Monitoring Dashboard

14 BRAND OWNER – GLOBAL REAL TIME MONITORING

BRAND OWNER – GPS Product Scan Monitoring 15

1 Scan 2 Submit 3 Authenticate Consumer Authentication Example 16 © 2020

Utilization of a built - in landing page designer or seamless API integration with your mobile marketing environment. Complete brand messaging flexibility with authenticity transparent or in the background. Registration Videos Coupons VeriPAS ™ Consumer Engagement Authentication …And More 17 © 2020

VeriPAS ™ provides the client with visibility to all events across the supply chain from product manufacture to consumer engagement by deploying non - invasive methods to integrate, collect & store all traceability lifecycle events. Complete Tracking, Inventory, Reporting Dashboards VeriPAS ™ Supply Chain Tracking Workflow & Integration 18 VeriPAS ™ Integration Layer for Data Collection API/Webservice Integration Cloud Based – SAP ERP, JDE ERP EPICIS Services Mobile Devices IOT Sensor Devices RFID Middleware Integration Manual Integration SC Blockchain © 2020

Amazon Retailer Solution - VerifyMe® as Authentic™ Labels 19 A turn - key platform for smaller brands to guarantee product authenticity to their customers and create a program for customer engagement and loyalty. D eveloped to provide covert brand protection for on - line retailers, while simultaneously enabling consumer product authentication, promotion, engagement and education through the visible serialized QR code. Square Design Round Design Call to Action Card Simple E - Commerce Solution – Smart Phone Authentication for on - line customers © 2020

20 • VOLUME BASED PRICING ▪ Pennies Per Label, Package or product ($.01 - $.05 - $.25) • Volumes • 1 - 500,000 • 501,000 – 1 million • 1 million to 10 milliom • 11 million to 50 million • 51 million to 100 million • 100 million to 500 million • 501 million to 1 billion • 1 billion + VeriPAS ™ Pricing Approach • VeriPAS ™ Per Code Pricing Includes: - Training & Setup - WEB PORTAL - Secure Code Ordering & Management - Business Intelligence Tools - Product/Code Traceability – Supply Chain & Consumer Marketplace - Geo - Location Activity Dashboards - Track & Trace Dashboards - Business Rules Engine - Support & Maintenance - Updates - Opportunity to influence roadmap regarding new features/requirements © 2020

Competitors

- Applied DNA – Recently in a COVD Bio Play
- eApeiron – Kodak Traceless Ink Taggant
- Authentix – Acquired by Blue Water Energy PE
- Digimarc – Digital Watermark
- Solo Sciences – Acquired by (NASDAQ:KERN)
- SmartTrac - Acquired by (NASDAQ:AVY)

OBSERVATIONS:

- Very High Multiples
- Fragmented Industry
- Big Brands in Acquisition Mode?
- Broad Range of Technologies
  - RFID/NFC
  - Digital Watermarks
  - DNA
  - Holographs/UV Ink

DIFFERENTUATORS:

- VerifyMe Strategic Partners
  - HP Indigo
  - Micro Focus
  - INX International
- Instant Authentication
- Web Portal – Cloud Based
- Customer Engagement
- Cost
- "Silver Bullet" Answer

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© 2020 VerifyMe

Sales Team Focus - Six Major Sales Verticals 22 © 2020 1. Cosmetics 2. Food and Beverages 3. Pharmaceuticals (including cannabis and nutraceuticals) 4. Government Products (including voting ballots, drivers’ licenses, passports, tax stamps, and immigration documents) 5. Apparel (uniforms, military, police, sports, and fashion brands) 6. E - Commerce (preventing website counterfeiting for brand owners) Target Markets – On the Body/In the Body

Recent Business Highlights © 2020 Expected to Lead to Revenue Growth: • Cross - Selling with Corsearch - Solutions on E - Commerce Counterfeiting and Brand Abuse • Formed strategic partnership with Techind Engineers & Consultants - Impex, part of the Gohar Group, of India (Pharma) • Expanded VerifyMe ® as Authentic™ labels availability for Amazon retailers to enable customers to easily authenticate their product including all legitimate COVID - 19 related products with smart phone • Signed first order for VeriPAS ™ track and trace technology in the cannabis industry • Expanded our contracted sales channel partners and representatives from four in 2019 to sixteen in 2020 • Granted Notice of Allowance for new patent for our dual code authentication process relating to our invisible QR code and smartphone reading system from the U.S. Patent & Trademark Office • Continued initial contract with multi - billion - dollar global consumer product companies • Expanded reach with new sales representative relationship based outside the United States in Zug, Switzerland 23

Financial Overview 24 © 2020 June 30, 2020 June 30, 2019 Sales $ 167,000 $ 87,000 Cost of Sales 30,000 22,000 Gross Profit 137,000 65,000 Operating Expenses General & administrative 1,032,000 651,000 Payroll expenses 304,000 207,000 Sales & marketing 122,000 252,000 Total Operating Expenses 1,548,000 1,247,000 Loss Before Other Income (Expense) (1,411,000) (1,182,000) Interest (Expense) Income, net (2,054,000) 3,000 Loss on Extinguishment of Debt (281,000) - Net Loss $ (3,745,000) $ (1,179,000) Incl. Non-Cash Stock Compensation 688,000 349,000 VerifyMe, Inc. STATEMENTS OF OPERATIONS (Unaudited) Six Months Ended

25 Financials – Capitalization Table © 2020 Capitalization Table As of August 14, 2020 Outstanding Current Common Share Equivalent Percent of Fully Diluted Outstanding Common Shares 5,576,000 5,576,000 55.9% Preferred B 0.85 144,000 1.4% Stock Options (1) 474,000 474,000 4.8% Warrants (2) 3,779,000 3,779,000 37.9% Total 9,973,000 100.0% (1) 474,00 shares of common stock issuable upon exercise of outstanding options at a weighted average exercise price of $4.48 per share (2) 3 ,779,000 shares of common stock issuable upon exercise of outstanding warrants at a weighted average exercise price of $5.89 per share June 30, 2020 December 31, 2019 (Unaudited) Assets Cash and cash equivalents $ 9,595,000 $ 253,000 Accounts Receivable 46,000 81,000 Total Current Assets 9,723,000 447,000 Property and Equipment 228,000 177,000 Intangible Assets 324,000 319,000 Total Assets $ 10,274,000 $ 943,000 - - Current Liabilities - - Accounts payable and accrued 372,000 422,000 Convertible debt - 298,000 - - Total Liabilities 457,000 1,011,000 Total Stockholders' Equity (Deficit) 9,817,000 (68,000) Total Liabilities and Stockholders' $ 10,274,000 $ 943,000 VerifyMe, Inc. BALANCE SHEETS

Catalysts: 26 © 2020 What to look for over the next 12 months: • SALES - Significant NEW Brand Owner Clients • SALES - Current Clients: Expansion of Technology to new products and countries • TECHNOLOGY – New Apparel Industry Security Technology • SALES: Federal Government Collaboration – • HSE Borders and Customs Ports of Entry Test • CDC/FDA (COVD & DSCSA Mandate 2023) • SALES - Entrance of use of technologies into the cannabis industry/pharma • SALES - Execution of our of PIPELINE of projects which is at its highest level in Company history • M&A - Complementary and accretive acquisition(s)

27 Corporate Address: VerifyMe , Inc. 75 S. Clinton Ave, Suite 510 Rochester, NY 14604 Email: info@verifyme.com Phone 585 - 736 - 9400 THANK YOU! © 2020